Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events

NOTE 15 – SUBSEQUENT EVENTS

The Board of Directors of Navios Partners has authorized a new common unit repurchase program for up to $200,000 that is expected to become effective in the third quarter of 2026. Upon termination of the previously authorized $100,000 common unit repurchase program in August 2026, the remaining availability was added to the Company’s newly authorized common unit repurchase program, resulting in the aggregate repurchase authorization of up to $207,381. Common unit repurchases will be made from time to time for cash in open market transactions at prevailing market prices or in privately negotiated transactions. The timing and amount of repurchases under the program will be determined by Navios Partners’ management based upon market conditions and financial and other considerations, including working capital and planned or anticipated growth opportunities. The program does not require any minimum repurchase or any specific number of common units and may be suspended or reinstated at any time in the Company’s discretion and without notice. The Board of Directors will review the program periodically.

In July 2026, Navios Partners agreed to acquire a newbuilding scrubber-fitted VLCC tanker from an unrelated third party for a purchase price of $120,500. The vessel is expected to be delivered into Navios Partners’ fleet during the second half of 2029. The closing of the transaction is subject to completion of customary documentation.

In July 2026, Navios Partners agreed to acquire a Japanese newbuilding scrubber-fitted capesize vessel from an unrelated third party under a ten-year bareboat-in contract. Navios Partners has the option to acquire the vessel starting at the end of year four until the end of the charter period. Navios Partners agreed to pay in total $5,500, representing a deposit for the option to acquire the vessel after the end of the fourth year. The vessel is expected to be delivered into Navios Partners’ fleet during the second half of 2029. The closing of the transaction is subject to completion of customary documentation.

In August 2026, Navios Partners took delivery of the Nave Orbit, a 2026-built Aframax/LR2 scrubber-fitted tanker vessel of 117,012 dwt (see Note 11 – Commitments and contingencies).

In August 2026, Navios Partners agreed to sell a 2008-built 4,730 TEU containership and a 2009-built capesize vessel of 180,727 dwt to unrelated third parties for an aggregate gross sale price of $65,250. The sale of the containership is expected to be completed during the second half of 2027 and the sale of the capesize vessel is expected to be completed during the second half of 2026. The aggregate gain on sale of the above vessels and the vessel agreed to be sold (see Note 4 – Vessels, net), is expected to be approximately $47,222.